Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Banking Portfolio

May 31, 2019

BAN-QTLY-0719
1.802155.115

Schedule of Investments May 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
Banks - 87.0%
Diversified Banks - 24.0%
Amalgamated Bank	127,500	$2,103,750
Bank of America Corp.	1,464,476	38,955,059
Citigroup, Inc.	414,400	25,754,960
Wells Fargo & Co.	872,992	38,734,655
		105,548,424
Regional Banks - 63.0%
1st Source Corp.	85,460	3,739,730
American National Bankshares, Inc.	96,286	3,358,456
Ameris Bancorp	19,200	677,568
Bank OZK	327,600	9,467,640
BayCom Corp.	147,182	3,217,399
BOK Financial Corp.	57,100	4,278,503
Cadence Bancorp Class A	472,328	8,738,068
Camden National Corp.	84,732	3,588,400
Community Trust Bancorp, Inc.	158,761	6,285,348
ConnectOne Bancorp, Inc.	130,500	2,741,805
East West Bancorp, Inc.	177,500	7,582,800
Fidelity Southern Corp.	126,200	3,555,054
First Citizens Bancshares, Inc.	24,200	10,166,420
First Hawaiian, Inc.	562,100	13,990,669
First Horizon National Corp.	757,100	10,152,711
First Interstate Bancsystem, Inc.	238,800	8,814,108
Great Western Bancorp, Inc.	119,300	3,706,651
Hanmi Financial Corp.	162,400	3,348,688
Hilltop Holdings, Inc.	327,500	6,592,575
Huntington Bancshares, Inc.	1,665,900	21,073,635
KeyCorp	1,153,800	18,426,186
Lakeland Financial Corp.	96,600	4,245,570
M&T Bank Corp.	71,900	11,475,240
Northrim Bancorp, Inc.	33,300	1,113,219
PacWest Bancorp	176,536	6,415,318
PNC Financial Services Group, Inc.	175,191	22,294,807
Preferred Bank, Los Angeles	74,195	3,247,515
Sierra Bancorp	88,000	2,182,400
Signature Bank	61,700	7,067,735
SunTrust Banks, Inc.	449,800	26,992,498
SVB Financial Group (a)	9,200	1,852,880
Trico Bancshares	106,287	3,964,505
UMB Financial Corp.	84,166	5,196,409
Univest Corp. of Pennsylvania	176,900	4,224,372
WesBanco, Inc.	153,200	5,443,196
Wintrust Financial Corp.	148,800	10,079,712
Zions Bancorp NA	166,150	7,156,081
		276,453,871

TOTAL BANKS		382,002,295

Capital Markets - 3.1%
Asset Management & Custody Banks - 3.1%
Northern Trust Corp.	73,200	6,260,064
State Street Corp.	133,100	7,353,775
		13,613,839
Consumer Finance - 4.7%
Consumer Finance - 4.7%
Capital One Financial Corp.	152,200	13,069,414
OneMain Holdings, Inc.	259,200	7,742,304
		20,811,718
Software - 0.7%
Application Software - 0.7%
Cardlytics, Inc. (a)	138,794	3,185,322
Thrifts & Mortgage Finance - 3.8%
Thrifts & Mortgage Finance - 3.8%
Essent Group Ltd. (a)	87,529	4,109,487
LendingTree, Inc. (a)	3,100	1,164,794
Meridian Bancorp, Inc. Maryland	82,365	1,422,444
MGIC Investment Corp. (a)	250,600	3,395,630
NMI Holdings, Inc. (a)	36,402	992,319
Radian Group, Inc.	245,736	5,516,773
		16,601,447
TOTAL COMMON STOCKS
(Cost $391,331,966)		436,214,621
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $391,331,966)		436,214,621
NET OTHER ASSETS (LIABILITIES) - 0.7%		2,885,032
NET ASSETS - 100%		$439,099,653

Legend

 (a) Non-income producing

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,272
Fidelity Securities Lending Cash Central Fund	529
Total	$6,801

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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